UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07811

Exact name of registrant as specified in charter:	Jennison U.S. Emerging Growth Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	10/31/2005

Date of reporting period:	10/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Jennison U.S. Emerging Growth Fund, Inc.

OCTOBER 31, 2005	ANNUAL REPORT

FUND TYPE

Small- to mid-capitalization stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

IMPORTANT NOTICE REGARDING CHANGE IN

INVESTMENT POLICY

Important Notice Regarding Change in Investment Policy

Jennison U.S. Emerging Growth Fund, Inc.

The purpose of this notice is to alert you to an important change in the investment policies of the Jennison U.S. Emerging Growth Fund, Inc. (the “Fund”), which is expected to occur on or about March 1, 2006. The Fund currently follows a non-fundamental policy of normally investing at least 80% of its investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. Small and medium-sized companies are currently defined as companies with a market capitalization less than the company with the largest capitalization in the S&P Mid-Cap 400 Index. As of September 30, 2005, the S&P Mid-Cap 400 Index market capitalization range was approximately $260 million to $12.252 billion. Market capitalization is measured at the time of purchase.

At a recent meeting, the Board of Directors of the Fund approved a change in the Fund’s non-fundamental investment policy. Under the revised policy, the Fund will continue to normally invest, at least 80% of its investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. However, in order to align the Fund’s universe of potential investments with that of its style benchmark, small and medium-sized companies will be defined as companies with a market capitalization of less than the company with the largest capitalization in the Russell Mid Cap Index. As of September 30, 2005, the Russell Mid Cap Index market capitalization range was approximately $828 million to $17.969 billion. Market capitalization is measured at the time of purchase.

Notice Date: December 27, 2005.

December 15, 2005

Dear Shareholder:

We hope you find the annual report for the Jennison U.S. Emerging Growth Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison U.S. Emerging Growth Fund, Inc.

Jennison U.S. Emerging Growth Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison U.S. Emerging Growth Fund, Inc. (the Fund) is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

The Fund’s Board of Directors recently approved, subject to shareholder approval, the acquisition of substantially all of the assets of Strategic Partners Technology Fund, Strategic Partners Managed OTC Fund, and Jennison Technology Fund by the Fund. The Board also approved the issuance of Class L, Class M, Class X, and new Class X shares of the Fund. If approved by the applicable shareholders, the reorganizations are expected to close in June/July 2006.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Since Inception[2]
Class A	21.12%	–15.68%	143.98%
Class B	20.24	–18.82	128.03
Class C	20.24	–18.82	128.03
Class R	N/A	N/A	8.57
Class Z	21.32	–14.69	149.09
S&P MidCap 400 Index[3]	17.65	42.38	203.80
Russell Midcap Growth Index[4]	15.91	–17.22	93.76
Lipper Mid-Cap Growth Funds Avg.[5]	14.07	–14.17	83.61

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A	23.53%	–4.94%	10.35%
Class B	24.61	–4.75	10.22
Class C	29.05	–4.52	10.26
Class R	N/A	N/A	N/A
Class Z	30.87	–3.64	11.33
S&P MidCap 400 Index[3]	22.16	7.05	13.82
Russell Midcap Growth Index[4]	23.47	–4.50	8.22
Lipper Mid-Cap Growth Funds Avg.[5]	20.63	–4.70	7.14

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total

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returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, Class B, Class C, and Class Z, 12/31/96; Class R, 6/3/05. The Since Inception returns for the S&P MidCap 400 Index, (S&P MidCap 400 Index) Russell Midcap Growth Index, and the Lipper Mid-Cap Growth Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

3The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed.

4The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

5The Lipper Average represents returns based on an average return of all funds in the Lipper Mid-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index.

Investors cannot invest directly in an index. The S&P MidCap 400 Index and the Russell Midcap Growth Index do not bear sales charges, operating expenses of a mutual fund, or deductions for taxes. Returns for these indexes would be lower if they were subject to these deductions. Returns for the Lipper Average reflect the deduction of mutual fund operating expenses, but not sales charges or taxes.

Five Largest Holdings in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/05
Monster Worldwide, Inc., Commercial Services & Supplies	3.3%
NII Holdings, Inc., Wireless Telecommunication Services	2.6
Varian Medical Systems, Inc., Healthcare Equipment & Supplies	2.3
Macromedia, Inc., Software	2.2
Business Objects SA, Software	2.2

Holdings are subject to change.

Five Largest Industries in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/05
Software	11.5%
Commercial Services & Supplies	9.0
Healthcare Equipment & Supplies	6.9
Capital Markets	6.7
Healthcare Providers & Services	6.0

Industry weightings are subject to change.

Jennison U.S. Emerging Growth Fund, Inc.	3

Investment Subadviser’s Report

Jennison Associates LLC

A favorable growth investing environment

Over the 12 months ended October 31, 2005, the Fund’s Class A shares beat the return of the S&P MidCap 400 Index. It also exceeded the return of the style-appropriate Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Average (representing the returns of comparable funds), both by more than five percentage points. The environment for growth investing improved considerably over the course of this reporting period. The economy was on a favorable trajectory and there was a stream of positive corporate earnings reports. More important to growth investors was the long-awaited market turn away from stocks of companies whose earnings are cyclical toward stocks of companies with the potential for sustainable earnings growth. In general, firms that reported positive results and outlooks were rewarded, and those with disappointing performances traded lower.

Period marked by major events

Amid these positive indications for economic growth, the latter part of the reporting period was marked by a series of disruptive events beginning with the London train bombings in early July, followed by hurricanes Katrina and Rita in late August and mid-September. Although the economic fallout from the attacks in London was minimal, the impact of the Gulf Coast storms lingered. Sharp price increases in refined petroleum products and natural gas raised already-high prices even higher. The storm damage brought home the facts that energy prices are unlikely to fall any time soon and that U.S. consumers will therefore have less money to spend on other things. We have also begun to see industrial users of oil and gas squeezed by higher prices and begin to lower their estimates of future earnings. While some analysts had forecast a pause in the pattern of interest-rate hikes following the hurricanes, the U.S. Federal Reserve stayed with its well-articulated plan of tightening short-term funds in quarter-point increments.

Despite these events, equity markets reacted with remarkable calm, ending the reporting period higher. Corporate profit growth remained healthy, reflecting revenue gains and high levels of profitability in most of the major sectors of the Russell Midcap Growth Index.

Most sectors contributed to the Fund’s outperformance

Stock selection within the energy sector was the principal source of the Fund’s gains, but it also enjoyed strong contributions from the financials, telecommunication services, consumer discretionary, and information technology sectors of its portfolio.

Holdings in the energy sector generally benefited from rising commodity prices. We had significant contributions from natural gas exploration and production company Southwestern Energy and drilling services company TODCO. Southwestern Energy is

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conducting a drilling program in the Fayetteville Shale, a large discovery in Arkansas that we believe can add significantly to its natural gas reserves. The company’s shares have risen over a long period as investors became increasingly confident about this property’s commercial viability. TODCO is a drilling contractor that operates primarily in the Gulf of Mexico, providing offshore drilling services to the oil and natural gas industry. Its shares moved higher as growing day rates for its contract drilling services led to increased investor confidence about the company’s prospects for long-term earnings growth.

We had a significant contribution in the information technology sector from Apple Computer, which continues to enjoy robust revenue growth from iPod and Macintosh sales. We focused on wireless service providers in the telecommunication services sector. The most notable performers were NII Holdings (see Comments on Largest Holdings), which provides services in Latin America, and Alamosa Holdings, the largest wireless affiliate of SprintNextel. Each has been able to add new subscribers and grow its operating earnings faster than the industry average. Healthcare technology provider Cerner was among the healthcare sector’s leading performers. It reported a stream of solid earnings reports in a favorable backdrop for healthcare technology spending. We believe that Cerner is well positioned as a leading vendor in hospital technology with additional growth opportunities in the physicians’ office market. In the consumer discretionary sector, Chico’s FAS was a leading performer, posting strong results because of increased same-store sales and growth from its emerging brand White House/Black Market.

Some weak performers, particularly in healthcare

Despite a strong absolute performance, the Fund’s holdings in the healthcare sector underperformed those in the Russell Midcap Growth Index. Some holdings suffered regulatory and/or clinical trial setbacks. Generic drug manufacturer Andrx Group’s manufacturing facilities were found to fall outside of acceptable FDA standards, putting the company’s new drug applications on hold. Pharmaceutical company Elan suffered a difficult blow, voluntarily withdrawing its Tysabri multiple sclerosis treatment due to safety concerns. The shares of biotechnology company ImClone Systems fell due to lower-than-expected sales of its lead colon cancer drug Erbitux. Pharmaceutical company Impax Laboratories was affected by news of accounting irregularities.

Our overweighting in the information technology sector hurt the Fund’s performance relative to its benchmarks, but the impact was offset by very strong stock selection in the sector. However, holdings also included a few declining positions, the most notable being Symbol Technologies, which experienced a persistent slowdown in sales.

Jennison U.S. Emerging Growth Fund, Inc.	5

Investment Subadviser’s Report (continued)

Looking ahead

Although there are signs of slowing economic growth, the current expansion has proven remarkably resilient to shocks. We are optimistic that disruptions can be weathered without significantly weakening long-term growth, but we believe that added caution is warranted in the short term. We continue to focus on identifying companies that have advantages, such as strong management and unique products, that we believe will lead to above-average earnings growth. Stock selection remains critically important as the end markets are not growing rapidly enough to “lift all boats”. We are applying our research skills on both new ideas and existing holdings, challenging our assumptions and maintaining a high level of critical thinking.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Largest Holdings in Long-Term Portfolio

Holdings expressed as a percentage of the Fund’s net assets as of 10/31/05.

3.3%	Monster Worldwide, Inc./Commercial Services & Supplies

Monster Worldwide is a leading online job search company that continues to enjoy strong earnings growth prospects as a result of positive employment trends.

2.6%	NII Holdings Inc./Wireless Telecommunication Services

NII Holdings provides wireless telecommunication services in Latin America. The company’s strong growth in new subscribers has led to operating earnings growth that is above the industry average.

2.3%	Varian Medical Systems/Healthcare Equipment & Supplies

Varian designs and manufactures equipment and software solutions for treating cancer with radiation, as well as X-ray tubes and flat-panel digital subsystems. The company has recently introduced several exciting new products, and is enjoying strong demand for its radiation therapy technologies.

2.2%	Macromedia, Inc./Software

Macromedia provides software to deliver digital content over the Internet, fixed media and wireless and digital devices. The Internet solutions include websites, media content and Internet applications across multiple platforms and devices. The technologies enable the development of a wide range of Internet and mobile application solutions. Macromedia has agreed to be acquired by Adobe Inc.; the merger should close by the end of 2005.

2.2%	Business Objects SA—ADR/Software

Business Objects develops business intelligence software, which enables organizations to track, understand and manage performance within different areas of the enterprise. The company continues to show strong growth in license revenue and new business.

Holdings are subject to change.

Jennison U.S. Emerging Growth Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2005, at the beginning of the period, and held through the six-month period ended October 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison U.S. Emerging Growth Fund, Inc.		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,187.18	1.24%	$6.84
	Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31

Class B	Actual	$1,000.00	$1,182.49	1.99%	$10.95
	Hypothetical	$1,000.00	$1,015.17	1.99%	$10.11

Class C	Actual	$1,000.00	$1,182.50	1.99%	$10.95
	Hypothetical	$1,000.00	$1,015.17	1.99%	$10.11

Class R	Actual	$1,000.00	$1,085.70	1.49%	$6.43
	Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58

Class Z	Actual	$1,000.00	$1,188.08	0.99%	$5.46
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2005, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2005 (to reflect the six-month period) with the exception of the Class R “Actual” information which reflects the 151 day period ended October 31, 2005 due to its inception date of June 3, 2005.

Jennison U.S. Emerging Growth Fund, Inc.	9

This Page Intentionally Left Blank

Portfolio of Investments

as of October 31, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 94.9%
COMMON STOCKS

Air Freight & Logistics 2.0%
131,000	UTI Worldwide, Inc.(b)	$11,205,740

Biotechnology 4.1%
92,600	Celgene Corp.(a)(b)	5,194,860
113,900	ImClone Systems, Inc.(a)	3,952,330
76,100	Invitrogen Corp.(a)	4,839,199
133,000	MedImmune, Inc.(a)	4,652,340
232,200	MGI Pharma, Inc.(a)(b)	4,356,072

		22,994,801

Capital Markets 6.7%
377,600	Ameritrade Holding Corp.(a)(b)	7,940,928
224,200	Eaton Vance Corp.	5,580,338
291,400	Lazard Ltd. (Class A)(b)	7,532,690
80,900	Legg Mason, Inc.(b)	8,681,379
179,100	Nuveen Investments, Inc. (Class A)	7,248,177

		36,983,512

Chemicals 2.6%
171,200	Ecolab, Inc.	5,663,296
143,100	Monsanto Co.(b)	9,016,731

		14,680,027

Commercial Services & Supplies 9.0%
78,500	Administaff, Inc.(b)	3,322,120
216,700	ARAMARK Corp. (Class B)	5,508,514
103,200	Dun & Bradstreet Corp. (The)(a)	6,534,624
126,600	Iron Mountain, Inc.(a)(b)	4,937,400
567,000	Monster Worldwide, Inc.(a)(b)	18,603,270
80,000	Paychex, Inc.	3,100,800
118,400	Robert Half International, Inc.(b)	4,366,592
69,100	Stericycle, Inc.(a)(b)	3,977,396

		50,350,716

Communications Equipment 1.8%
404,400	Comverse Technology, Inc.(a)(b)	10,150,440

Computers & Peripherals 3.9%
74,600	Apple Computer, Inc.(a)	4,296,214
209,500	Avid Technology, Inc.(a)(b)	10,313,685
227,500	Rackable Systems, Inc.(a)	3,162,250

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	11

Portfolio of Investments

as of October 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

132,900	UNOVA, Inc.(a)	$4,119,900

		21,892,049

Diversified Consumer Services 0.7%
125,800	Education Management Corp.(a)	3,879,672

Electronic Equipment & Instruments 2.1%
36,600	Amphenol Corp. (Class A)	1,462,902
109,900	Cogent, Inc.(a)(b)	2,917,845
235,600	Insight Enterprises, Inc.(a)(b)	4,834,512
109,300	Tektronix, Inc.	2,511,714

		11,726,973

Energy Equipment & Services 5.7%
213,100	Grant Prideco, Inc.(a)	8,287,459
104,400	National-Oilwell Varco, Inc.(a)	6,521,868
156,200	Pride International, Inc.(a)	4,384,534
159,200	Todco (Class A)(b)	7,124,200
88,400	Weatherford International Ltd.(a)	5,533,840

		31,851,901

Health Care Equipment & Supplies 6.9%
89,500	Fisher Scientific International, Inc.(a)	5,056,750
157,700	Mentor Corp.(b)	7,096,500
151,600	Respironics, Inc.(a)	5,437,892
165,300	St. Jude Medical, Inc.(a)	7,945,971
282,000	Varian Medical Systems, Inc.(a)(b)	12,847,920

		38,385,033

Health Care Providers & Services 6.0%
90,300	Caremark Rx, Inc.(a)	4,731,720
107,400	Cerner Corp.(a)(b)	9,069,930
112,600	DaVita, Inc.(a)	5,537,668
146,300	Medco Health Solutions, Inc.(a)	8,265,950
102,400	Omnicare, Inc.(b)	5,539,840

		33,145,108

Hotels, Restaurants & Leisure 2.2%
278,500	GTECH Holdings Corp.	8,867,440
177,900	Hilton Hotels Corp.	3,460,155

		12,327,595

Internet & Catalog Retail 0.5%
173,000	GSI Commerce, Inc.(a)(b)	2,764,540
0(e)	IAC/InterActiveCorp.(a)	3

		2,764,543

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Internet Software & Services 2.7%
346,300	Akamai Technologies, Inc.(a)(b)	$6,004,842
147,300	Digital River, Inc.(a)(b)	4,125,873
128,600	Equinix, Inc.(a)(b)	4,744,054

		14,874,769

IT Services 1.0%
128,000	CheckFree Corp.(a)	5,440,000

Media 4.0%
227,300	E.W. Scripps Co. (The)(Class A)	10,410,340
282,300	Regal Entertainment Group (Class A)(b)	5,202,789
234,100	XM Satellite Radio Holdings, Inc. (Class A)(a)(b)	6,749,103

		22,362,232

Metals & Mining 2.1%
37,100	Arch Coal, Inc.(b)	2,859,297
302,900	Goldcorp, Inc.(b)	6,045,884
264,800	Harmony Gold Mining Co. Ltd. (ADR) (South Africa)(a)	2,767,160

		11,672,341

Oil, Gas & Consumable Fuels 2.3%
113,600	Nexen, Inc.	4,696,224
107,700	Southwestern Energy Co.(a)	7,812,558

		12,508,782

Pharmaceuticals 1.9%
382,500	Andrx Corp.(a)(b)	5,917,275
78,900	Sepracor, Inc.(a)(b)	4,438,125

		10,355,400

Real Estate 0.6%
212,400	Host Marriot Corp.(b)	3,566,196

Semiconductor & Semiconductor Equipment 5.7%
123,400	Broadcom Corp. (Class A)(a)(b)	5,239,564
505,600	Integrated Device Technology, Inc.(a)	4,995,328
267,400	Intersil Corp. (Class A)(b)	6,086,024
127,600	Marvell Technology Group Ltd.(a)	5,921,916
155,100	Maxim Integrated Products, Inc.	5,378,868
226,400	MEMC Electronic Materials, Inc.(a)	4,061,616

		31,683,316

Software 11.5%
313,200	Amdocs Ltd.(a)	8,290,404
667,300	BEA Systems, Inc.(a)	5,885,586

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	13

Portfolio of Investments

as of October 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

352,500	Business Objects SA (ADR) (France)(a)(b)	$12,080,175
158,900	Citrix Systems, Inc.(a)	4,380,873
149,100	Electronic Arts, Inc.(a)(b)	8,480,808
62,900	Intuit, Inc.(a)(b)	2,888,997
278,400	Macromedia, Inc.(a)	12,227,328
99,100	NAVTEQ Corp.(a)	3,876,792
789,700	TIBCO Software, Inc.(a)	5,993,823

		64,104,786

Specialty Retail 2.5%
100,400	Advance Auto Parts, Inc.(a)(b)	3,765,000
149,300	Chico’s FAS, Inc.(a)(b)	5,903,322
111,700	Williams-Sonoma, Inc.(a)(b)	4,368,587

		14,036,909

Textiles, Apparel & Luxury Goods 0.6%
117,600	Phillips-Van Heusen Corp.(b)	3,345,720

Wireless Telecommunication Services 5.8%
748,300	Alamosa Holdings, Inc.(a)	11,074,840
277,200	American Tower Corp. (Class A)(a)(b)	6,611,220
174,300	NII Holdings, Inc.(a)(b)	14,452,956

		32,139,016

	Total long-term investments (cost $433,235,303)	528,427,577

SHORT-TERM INVESTMENTS 44.6%

Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series(c)(d)
248,739,550	(cost $248,739,550; includes $223,857,746 of cash collateral received for securities on loan; Note 3)	248,739,550

	Total Investments 139.5% (cost $681,974,853; Note 5)	777,167,127
	Liabilities in excess of other assets (39.5%)	(220,205,638)

	Net Assets 100%	$556,961,489

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $220,094,299; cash collateral of $223,857,746 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series.
(e)	Fractional shares.

See Notes to Financial Statements.

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The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2005 were as follows:

Money Market Mutual Fund (including 40.2% of collateral received for securities on loan)	44.6%
Software	11.5
Commercial Services & Supplies	9.0
Health Care Equipment & Supplies	6.9
Capital Markets	6.7
Health Care Providers & Services	6.0
Wireless Telecommunication Services	5.8
Energy Equipment & Services	5.7
Semiconductors & Semiconductor Equipment	5.7
Biotechnology	4.1
Media	4.0
Computers & Peripherals	3.9
Internet Software & Services	2.7
Chemicals	2.6
Specialty Retail	2.5
Oil, Gas & Consumable Fuels	2.3
Hotels, Restaurants & Leisure	2.2
Electronic Equipment & Instruments	2.1
Metals & Mining	2.1
Air Freight & Logistics	2.0
Pharmaceuticals	1.9
Communications Equipment	1.8
IT Services	1.0
Diversified Consumer Services	0.7
Real Estate	0.6
Textiles, Apparel & Luxury Goods	0.6
Internet & Catalog Retail	0.5

139.5
Liabilities in excess of other assets	(39.5)

100.0%

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	15

Statement of Assets and Liabilities

as of October 31, 2005

Assets
Investments at value, including securities on loan of $220,094,299:
Unaffiliated investments (cost $433,235,303)	$528,427,577
Affiliated investments (cost $248,739,550)	248,739,550
Cash	547,102
Receivable for investments sold	8,152,440
Receivable for Fund shares sold	903,598
Dividends and interest receivable	69,682
Prepaid expenses	6,424

Total assets	786,846,373

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	223,857,746
Payable for investments purchased	3,795,523
Payable for Fund shares reacquired	1,045,038
Transfer agent fee payable	430,594
Accrued expenses	300,213
Management fee payable	279,606
Distribution fee payable	173,952
Deferred directors’ fees	2,212

Total liabilities	229,884,884

Net Assets	$556,961,489

Net assets were comprised of:
Common stock, at par	$30,483
Paid-in capital in excess of par	660,905,782

660,936,265
Accumulated net investment loss	(2,212)
Accumulated net realized loss on investments and foreign currency transactions	(199,164,838)
Net unrealized appreciation on investments	95,192,274

Net assets, October 31, 2005	$556,961,489

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($288,884,870 ÷ 15,601,756 shares of common stock issued and outstanding)	$18.52
Maximum sales charge (5.50% of offering price)	1.08

Maximum offering price to public	$19.60

Class B
Net asset value, offering price and redemption price per share ($103,285,158 ÷ 6,015,686 shares of common stock issued and outstanding)	$17.17

Class C
Net asset value and redemption price per share ($31,114,162 ÷ 1,812,221 shares of common stock issued and outstanding)	$17.17

Class R
Net asset value and redemption price per share ($2,718 ÷ 147 shares of common stock issued and outstanding)	$18.49

Class Z
Net asset value, offering price and redemption price per share ($133,674,581 ÷ 7,053,293 shares of common stock issued and outstanding)	$18.95

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	17

Statement of Operations

Year Ended October 31, 2005

Net Investment Loss
Income
Unaffiliated dividends (net of foreign withholding taxes of $16,427)	$1,532,281
Affiliated income from securities loaned, net	505,658
Affiliated dividend income	264,975

Total income	2,302,914

Expenses
Management fee	3,252,862
Distribution fee—Class A	672,772
Distribution fee—Class B	1,141,787
Distribution fee—Class C	322,055
Distribution fee—Class R	5
Transfer agent’s fees and expenses (including affiliated expenses of $1,200,000) (Note 3)	1,401,000
Reports to shareholders	233,000
Custodian’s fees and expenses	154,000
Registration fees	68,000
Legal fees and expenses	51,000
Directors’ fees	19,000
Audit fee	17,000
Insurance	16,000
Miscellaneous	15,084

Total expenses	7,363,565

Net investment loss	(5,060,651)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	82,303,007
Foreign currency transactions	6
Options written	801,462

83,104,475

Net change in unrealized appreciation on:
Investments	22,001,105
Options written	2,669,691

24,670,796

Net gain on investments	107,775,271

Net Increase In Net Assets Resulting From Operations	$102,714,620

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2005	2004
Increase In Net Assets
Operations
Net investment loss	$(5,060,651)	$(6,131,815)
Net realized gain on investments and foreign currency transactions	83,104,475	56,850,084
Net change in unrealized appreciation (depreciation) on investments	24,670,796	(10,242,577)

Net increase in net assets resulting from operations	102,714,620	40,475,692

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	116,674,581	154,027,243
Cost of shares reacquired	(194,769,949)	(174,802,941)

Net decrease in net assets from Fund share transactions	(78,095,368)	(20,775,698)

Total increase	24,619,252	19,699,994

Net Assets
Beginning of year	532,342,237	512,642,243

End of year	$556,961,489	$532,342,237

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	19

Notes to Financial Statements

Jennison U.S. Emerging Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund issued 2,500 shares each of Class A, Class B, Class C, and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments, LLC, (“PI” or “Manager”). Investment operations commenced on December 31, 1996. Effective June 6, 2005, the Fund commenced offering Class R shares.

The Fund’s investment objective is to achieve long-term capital appreciation. It invests primarily in equity securities of small and medium-sized U.S. companies, which will generally have a market capitalization less than the largest capitalization of the Standard & Poor’s Mid-Cap 400 Stock Index, with the potential for above average growth.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of

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trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rate of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates

Jennison U.S. Emerging Growth Fund, Inc.	21

Notes to Financial Statements

Cont’d

from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase.

The Fund’s principal reason for writing options is to realize, through receipt of premiums, greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the options.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase

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in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gains or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discounts on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance

Jennison U.S. Emerging Growth Fund, Inc.	23

Notes to Financial Statements

Cont’d

with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the Fund’s average daily net assets up to $1 billion and .55 of 1% of the average daily net assets in excess of $1 billion. The effective management fee rate was .60 of 1% for the year ended October 31, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and

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Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75% of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to ..25 of 1% and .50% of 1% of the average daily net assets of Class A and Class R shares, respectively.

PIMS has advised the Fund that it received approximately $107,800 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2005, it received approximately $183,600 and $3,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2005.

Jennison U.S. Emerging Growth Fund, Inc.	25

Notes to Financial Statements

Cont’d

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2005, the Fund incurred approximately $266,100 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended October 31, 2005, PIM has been compensated approximately $238,700 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

For the year ended October 31, 2005, Prudential Equity Group, LLC, an indirect wholly–owned subsidiary of Prudential, and Wachovia Securities, LLC, an affiliate of PI, earned approximately $20,000 and $4,800, respectively in broker commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2005 were $724,134,669 and $816,522,426, respectively.

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $220,094,299. The Fund received $223,857,746 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

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Transactions in options written during the year ended October 31, 2005, were as follows:

	Contracts	Premiums Received
Options outstanding at October 31, 2004	1,751	$391,779
Options written	4,156	508,846
Options closed	(3,214)	(356,906)
Options expired	(733)	(97,339)
Options exercised	(1,960)	(446,380)

Options outstanding at October 31, 2005	—	$—

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions. For the year ended October 31, 2005, the adjustments were to decrease accumulated net investment loss by $5,058,439, increase accumulated net realized loss by $6 and decrease paid-in-capital in excess of par by $5,058,433 due to the reclassification of a net operating loss and net foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.

As of October 31, 2005, the Fund had a capital loss carryforward for tax purposes of approximately $198,229,000 which expires in 2010. Approximately $83,925,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended October 31, 2005. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$682,910,273	$106,703,157	$12,446,303	$94,256,854

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Jennison U.S. Emerging Growth Fund, Inc.	27

Notes to Financial Statements

Cont’d

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares purchased are not subject to an initial sales charge and the CDSC for Class C shares will be 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of $.001 par value common stock authorized divided into five classes, designated Class A, Class B, Class C, Class R and Class Z, which consists of 1 billion, 500 million, 300 million, 100 million and 100 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2005:
Shares sold	3,499,224	$60,094,027
Shares reacquired	(5,582,038)	(95,074,141)

Net increase (decrease) in shares outstanding before conversion	(2,082,814)	(34,980,114)
Shares issued upon conversion from Class B	1,133,114	19,602,520

Net increase (decrease) in shares outstanding	(949,700)	$(15,377,594)

Year ended October 31, 2004:
Shares sold	4,644,101	$68,013,664
Shares reacquired	(4,838,217)	(70,690,775)

Net increase (decrease) in shares outstanding before conversion	(194,116)	(2,677,111)
Shares issued upon conversion from Class B	2,231,254	33,066,770

Net increase (decrease) in shares outstanding	2,037,138	$30,389,659

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Class B	Shares	Amount
Year ended October 31, 2005:
Shares sold	357,407	$5,607,955
Shares reacquired	(1,633,055)	(25,780,312)

Net increase (decrease) in shares outstanding before conversion	(1,275,648)	(20,172,357)
Shares reacquired upon conversion into Class A	(1,217,319)	(19,602,520)

Net increase (decrease) in shares outstanding	(2,492,967)	$(39,774,877)

Year ended October 31, 2004:
Shares sold	731,410	$10,103,342
Shares reacquired	(1,881,071)	(25,796,144)

Net increase (decrease) in shares outstanding before conversion	(1,149,661)	(15,692,802)
Shares reacquired upon conversion into Class A	(2,378,048)	(33,066,770)

Net increase (decrease) in shares outstanding	(3,527,709)	$(48,759,572)

Class C
Year ended October 31, 2005:
Shares sold	249,797	$3,956,839
Shares reacquired	(681,813)	(10,822,496)

Net increase (decrease) in shares outstanding	(432,016)	$(6,865,657)

Year ended October 31, 2004:
Shares sold	297,880	$4,110,538
Shares reacquired	(706,153)	(9,680,616)

Net increase (decrease) in shares outstanding	(408,273)	$(5,570,078)

Class R
June 3, 2005* through October 31, 2005:
Shares sold	147	$2,500
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	147	$2,500

Class Z
Year ended October 31, 2005:
Shares sold	2,688,718	$47,013,260
Shares reacquired	(3,686,438)	(63,093,000)

Net increase (decrease) in shares outstanding	(997,720)	$(16,079,740)

Year ended October 31, 2004:
Shares sold	4,812,259	$71,799,699
Shares reacquired	(4,622,538)	(68,635,406)

Net increase (decrease) in shares outstanding	189,721	$3,164,293

* Inception date on June 3, 2005.

Jennison U.S. Emerging Growth Fund, Inc.	29

Financial Highlights

Class A
Year Ended October 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.29

Income (loss) from investment operations:
Net investment loss	(.14)
Net realized and unrealized gain (loss) on investment transactions	3.37

Total from investment operations	3.23

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$18.52

Total Return(b):	21.12%
Ratios/Supplemental Data:
Net assets, end of year (000)	$288,885
Average net assets (000)	$269,109
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.21%
Expenses, excluding distribution and service (12b-1) fees	.96%
Net investment loss	(.79)%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	136%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended October 31,
2004(a)	2003(a)	2002(a)	2001(a)

$14.10	$9.93	$13.15	$25.69

(.14)	(.12)	(.12)	(.13)
1.33	4.29	(3.10)	(9.26)

1.19	4.17	(3.22)	(9.39)

—	—	—	(3.15)

$15.29	$14.10	$9.93	$13.15

8.44%	41.99%	(24.49)%	(40.13)%

$253,031	$204,685	$141,331	$180,763
$234,527	$165,609	$181,454	$227,650

1.20%	1.33%	1.31%	1.21%
.95%	1.08%	1.06%	.96%
(.97)%	(1.08)%	(.99)%	(.75)%

178%	231%	337%	305%

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	31

Financial Highlights

Cont’d

Class B
Year Ended October 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.28

Income (loss) from investment operations:
Net investment loss	(.24)
Net realized and unrealized gain (loss) on investment transactions	3.13

Total from investment operations	2.89

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$17.17

Total Return(b):	20.24%
Ratios/Supplemental Data:
Net assets, end of year (000)	$103,285
Average net assets (000)	$114,179
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.96%
Expenses, excluding distribution and service (12b-1) fees	.96%
Net investment loss	(1.54)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2004(a)	2003(a)	2002(a)	2001(a)

$13.27	$9.42	$12.57	$24.88

(.24)	(.20)	(.21)	(.24)
1.25	4.05	(2.94)	(8.92)

1.01	3.85	(3.15)	(9.16)

—	—	—	(3.15)

$14.28	$13.27	$9.42	$12.57

7.61%	40.87%	(25.06)%	(40.57)%

$121,525	$159,782	$130,225	$214,092
$140,185	$138,327	$189,651	$300,962

1.95%	2.08%	2.06%	1.96%
.95%	1.08%	1.06%	.96%
(1.72)%	(1.83)%	(1.74)%	(1.49)%

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	33

Financial Highlights

Cont’d

Class C
Year Ended October 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.28

Income (loss) from investment operations:
Net investment loss	(.24)
Net realized and unrealized gain (loss) on investment transactions	3.13

Total from investment operations	2.89

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$17.17

Total Return(b):	20.24%
Ratios/Supplemental Data:
Net assets, end of year (000)	$31,114
Average net assets (000)	$32,206
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.96%
Expenses, excluding distribution and service (12b-1) fees	.96%
Net investment loss	(1.54)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2004(a)	2003(a)	2002(a)	2001(a)

$13.27	$9.42	$12.57	$24.88

(.24)	(.20)	(.21)	(.25)
1.25	4.05	(2.94)	(8.91)

1.01	3.85	(3.15)	(9.16)

—	—	—	(3.15)

$14.28	$13.27	$9.42	$12.57

7.61%	40.87%	(25.06)%	(40.57)%

$32,054	$35,212	$28,577	$46,243
$34,207	$30,253	$41,014	$62,733

1.95%	2.08%	2.06%	1.96%
.95%	1.08%	1.06%	.96%
(1.72)%	(1.83)%	(1.74)%	(1.50)%

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	35

Financial Highlights

Cont’d

Class R
June 3, 2005(a) Through October 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$17.03

Income (loss) from investment operations:
Net investment loss(b)	(.07)
Net realized and unrealized gain on investment transactions	1.53

Total from investment operations	1.46

Net asset value, end of period	$18.49

Total Return(c):	8.57%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3
Average net assets (000)	$3
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)(e)	1.46%
Expenses, excluding distribution and service (12b-1) fees(e)	.96%
Net investment loss(e)	(.96)%

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(d)	During the period, the distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.

See Notes to Financial Statements.

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

Cont’d

Class Z
Year Ended October 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.62

Income (loss) from investment operations:
Net investment loss	(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.42

Total from investment operations	3.33

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$18.95

Total Return(b):	21.32%
Ratios/Supplemental Data:
Net assets, end of year (000)	$133,674
Average net assets (000)	$126,649
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.96%
Expenses, excluding distribution and service (12b-1) fees	.96%
Net investment loss	(.54)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,
2004	2003	2002	2001

$14.37	$10.09	$13.34	$25.94

(.11)	(.10)	(.09)	(.09)
1.36	4.38	(3.16)	(9.36)

1.25	4.28	(3.25)	(9.45)

—	—	—	(3.15)

$15.62	$14.37	$10.09	$13.34

8.70%	42.42%	(24.36)%	(39.95)%

$125,732	$112,963	$66,193	$76,604
$119,263	$81,458	$79,868	$80,674

.95%	1.08%	1.06%	.96%
.95%	1.08%	1.06%	.96%
(.72)%	(.82)%	(.74)%	(.54)%

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison U.S. Emerging Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Jennison U.S. Emerging Growth Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended October 31, 2004, were audited by another independent registered public accounting firm, whose report dated December 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York

December 23, 2005

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005(3) Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 1996(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co., Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co., Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1995(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Jennison U.S. Emerging Growth Fund, Inc.	41

Management of the Fund

Cont’d

Robin B. Smith (66), Director since 1996(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Director since 1996(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 157 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

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Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (52), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (47), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Marina Belaya (38), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; formerly Associate (September 2002-March 2005) at Schutle, Roth & Zabel LLP.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC. Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of Prudential Investments LLC.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jennison U.S. Emerging Growth Fund, Inc.	43

Management of the Fund

Cont’d

Jack Benintende (41), Acting Treasurer since 2005(3)

Vice President (since June 2000) within Prudential Mutual Fund Administration; Assistant Treasurer (since September 2004) of The High Yield Plus Fund, Inc.; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser(s) or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

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Approval of Advisory Agreements

The Board of Directors (the “Board”) of Jennison U.S. Emerging Growth Fund, Inc. (the “Fund”) oversees the management of the Fund, and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including a majority of the Independent Directors, met on May 24, 2005 and June 23, 2005 and approved the renewal of the agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered performance and expense comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. Peer Universes and Peer Groups are mutual funds grouped according to investment style. If the quartile refers to performance, then a fund in the first quartile is among the best performers. If the quartile refers to expenses, then a fund in the first quartile has among the lowest expenses.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 24, 2005 and June 23, 2005.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged, and such other matters as the Directors considered relevant in the exercise of their business judgment.

Jennison U.S. Emerging Growth Fund, Inc.

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison U.S. Emerging Growth Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile over a one-year period ended December 31, 2004, performance that was in the second quartile over a three-year period ended December 31, 2004, and

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performance that was in the third quartile over a five-year period ended December 31, 2004 in relation to the group of comparable funds in a Peer Universe. The Board noted that over the same one-year and three-year periods, the Fund outperformed the median performance of the mutual funds included in the Peer Universe and outperformed against its benchmark index, the Russell MidCap Growth Index.

The Board determined that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.600% ranked in the first quartile in its Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when

Jennison U.S. Emerging Growth Fund, Inc.

Approval of Advisory Agreements (continued)

(and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	14.46%	–4.44%	9.92%
Class B	15.24	–4.25	9.78
Class C	19.24	–4.08	9.78
Class R	N/A	N/A	N/A
Class Z	21.32	–3.13	10.88

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	21.12%	–3.35%	10.62%
Class B	20.24	–4.08	9.78
Class C	20.24	–4.08	9.78
Class R	N/A	N/A	N/A
Class Z	21.32	–3.13	10.88

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, B, C, and Z, 12/31/96; Class R, 6/3/05.

The graph compares a $10,000 investment in the Jennison U.S. Emerging Growth Fund, Inc. (Class A shares) with a similar investment in the S&P MidCap 400 Index and the Russell Midcap Growth Index by portraying the initial account values at the commencement of operations of Class A shares (December 31, 1996) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of small- to mid-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Jennison U.S. Emerging Growth Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Acting Treasurer • Deborah A. Docs, Secretary • Jonathan Shain, Assistant Secretary • Claudia DiGiacomo,
Assistant Secretary • Marina Belaya, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison U.S. Emerging Growth Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison U.S. Emerging Growth Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PEEAX	PEEBX	PEGCX	N/A	PEGZX
CUSIP	476296108	476296207	476296306	476296504	476296405

MF173E    IFS-A112580     12/2005

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2005 and October 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $16,700 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2005 was $51,000. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2004 was $33,500.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Jennison U.S. Emerging Growth Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	December 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	December 22, 2005

By (Signature and Title)*	/s/ Jack Benintende
Jack Benintende
Acting Treasurer and Principal Financial Officer

Date	December 22, 2005

*	Print the name and title of each signing officer under his or her signature.